Exhibit 10.13





                            FEDERATED INVESTORS, INC.

                              Stock Incentive Plan

                        1998 BONUS STOCK OPTION AGREEMENT

               THIS AGREEMENT, made this 26th day of January, 1999 by and between Federated Investors, Inc., its successors and assigns (hereinafter called the "Company"), a Pennsylvania corporation having its principal place of business in Pittsburgh, Pennsylvania

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________________, an employee of the Company (hereinafter called "Participant").
Capitalized terms used in this Agreement shall, unless specifically defined herein, have the respective meanings given to such terms in the Federated Investors Stock Incentive Plan, as adopted as of February 20, 1998 and as the same may be amended from time to time (the "Stock Incentive Plan").

                                       WITNESSETH THAT:

               WHEREAS, in order to provide incentives to its employees, the Company has adopted the Stock Incentive Plan under which, among other things, grants of options to purchase Class B Common Stock of the Company, no par value ("Common Stock"), can be made to key employees; and

               WHEREAS, the Company desires to have Participant enter into or continue in its employ and to provide Participant with an incentive to put forth maximum effort for the success of the business;

     WHEREAS, Participant has elected to receive a portion of his 1998 bonus in the form of stock options; and

               WHEREAS, subject to the terms and conditions hereinafter set forth, the Company has granted stock options to Participant.

     NOW,   THEREFORE,   in   consideration   of  the   mutual   covenants   and
representations herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               As used herein:

               1.1 "Federated" shall mean the Company, or any corporate parent, affiliate, or direct or indirect subsidiary thereof, or any successor to any such entity, for which Participant performs services, regardless of whether this Agreement has been expressly assigned to such corporate parent, affiliate, or direct or indirect subsidiary, or successor.

                                   ARTICLE II

                                GRANT OF OPTIONS

               2.1 Subject to the conditions set forth in Section 2.2 hereof and the other terms and conditions of this Agreement, the Company hereby grants to Participant the right and option to purchase from the Company up to, but not exceeding in the aggregate, shares of Common Stock (the "Bonus Stock Options"). The Bonus Stock Options shall have an Option Price of seventeen dollars and sixty two and one half cents ($17.625) per share and shall have a term (the "Option Term") beginning on the date first above written (the "Grant Date") and ending on January 25 , 2009.

               2.2 Notwithstanding Section 2.1 or any other provision of this Agreement to the contrary, this Agreement shall become effective only if Participant executes and delivers to the Company two counterparts of this Agreement prior to the close of business on March 15, 1999.

     2.3 The Bonus Stock Options are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.


                                   ARTICLE III

                           VESTING AND EXERCISABILITY

     3.1 The Bonus Stock Options shall be 100% vested as of the Grant Date.

               3.2 The Bonus Stock Options, or any portion thereof, may be exercised, in whole or in part, at any time and from time to time during the Option Term in accordance with this Agreement.

                                   ARTICLE IV

                            EXERCISE AND WITHHOLDING

               4.1 Bonus Stock Options shall be exercised, in whole or in part, at the election of Participant by delivering to the Company a Notice in the form set forth as Exhibit A, together with a check payable to the order of the Company and/or shares of Common Stock that have been held by the Participant for at least six months prior to the date of exercise, with a stock power executed in blank, equal in value to the Option Price of the shares being purchased. Shares of Common Stock surrendered in exercise of the Bonus Stock Options shall be valued at their Fair Market Value on the date of exercise. Payment of the exercise price may also be made in accordance with a "cashless exercise" program, if established by the Company, under which, if so instructed by Participant and subject to certain conditions, the Company would issue Common Stock directly to a broker or dealer designated by the Company upon receipt of an irrevocable written notice of exercise from Participant specifying that shares subject to the Bonus Stock Options are to be applied in payment of the Option Price for Bonus Stock Options.

               4.2 The Company shall notify Participant of the amount of any federal, state and local taxes required to be withheld in connection with the exercise of any Bonus Stock Options. The Company shall be authorized to deduct such amount from Participant's regular salary payments or other compensation otherwise due and owing to Participant, and if the full amount of the withholding tax cannot be recovered in this manner, Participant shall, forthwith upon the receipt of such notice, remit the deficiency to the Company; PROVIDED, HOWEVER, that, with the prior approval of the Board Committee, Participant may satisfy any tax withholding requirements, in whole or in part, by (a) delivering to the Company shares of Common Stock held by such Participant having a Fair Market Value equal to the amount of the tax; or (b) directing the Company to retain shares of Common Stock otherwise issuable to Participant under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

               5.1 In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders, any of which takes effect after the Grant Date of Bonus Stock Options evidenced by this Agreement, then in any such event the number and kind of shares subject to the Bonus Stock Options and the Option Price per share shall be appropriately adjusted consistent with such change in such manner as the Board Committee, in its discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to Participant hereunder. Any adjustment so made shall be final and binding upon Participant and all other interested parties.

               5.2 Nothing contained in this Agreement or in the Stock Incentive Plan shall be deemed to confer upon Participant any right to prevent or to approve or vote upon any of the corporate actions described in Section 5.1. The existence of the Bonus Stock Options granted hereunder shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               5.3 In the event of a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company in which the Company is not the surviving corporation or pursuant to which a majority of the shares of Common Stock are exchanged for, or converted into, or otherwise become shares of another corporation or other consideration, the Board Committee shall have the sole discretion to determine that (i) the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), will either assume the Company's rights and obligations under this Agreement or substitute options in respect of the Acquiring Corporation's stock for outstanding Bonus Stock Options granted hereunder or (ii) the outstanding Bonus Stock Options shall be canceled in exchange for such consideration as the Board Committee shall approve (based on the value of the consideration received in the transaction by holders of Common Stock).

               5.4 Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom Bonus Stock Options may be transferred by will, by the laws of descent and distribution or by the Participant in accordance with Section 5.5(b) of this Agreement, the word "Participant" shall be deemed to include such person or persons.

               5.5 (a) Except as otherwise provided in Section 5.5(b), the Bonus Stock Options granted hereunder are not transferable by Participant otherwise than by will or the laws of descent and distribution; and no assignment or transfer of the Bonus Stock Options granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Bonus Stock Options shall terminate and become of no further effect.

               (b) Notwithstanding Section 5.5(a), a Participant may make one or more gifts of Bonus Stock Options granted hereunder to members of the Participant's immediate family or trusts or partnerships for the benefit of such family members (the "Permissible Transferees"). All Bonus Stock Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, his agent, guardian, attorney-in-fact or a Permissible Transferee of the Participant.

               5.6 Participant shall not be deemed for any purpose to be a shareholder of the Company in respect of any shares as to which the Bonus Stock Options shall not have been exercised as herein provided, and until such shares have been issued to Participant by the Company hereunder.

               5.7 Nothing in this Agreement or the Stock Incentive Plan shall confer upon Participant any right to continue in the employ of the Company or shall affect the right of the Company to terminate the employment of Participant with or without cause.

               5.8 Notwithstanding any other provision hereof, Participant hereby agrees that he or she will not exercise the Bonus Stock Options granted hereunder, and that the Company will not be obligated to issue any shares to Participant hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Bonus Stock Options or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Company may require Participant, as a condition of the exercise of all or any portion of the Bonus Stock Options, to represent and establish to the satisfaction of the General Counsel of the Company that all shares of Common Stock to be acquired upon the exercise of such Bonus Stock Options will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

               5.9 No amounts of income received by Participant pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company unless otherwise provided in such plan.

               5.10 Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, however, that unless and until some other address be so designated, all notices or communications by Participant to the Company shall be mailed or delivered to the Secretary of the Company at its office at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, and all notices or communications by the Company to Participant may be given to Participant personally or may be mailed to him or her.

               5.11 This Agreement and its validity, interpretation, performance and enforcement shall be governed by the laws of the Commonwealth of Pennsylvania, other than the conflict of law provisions thereof.

               5.12 The Bonus Stock Options shall be subject to the terms and conditions set forth in the Stock Incentive Plan, which is incorporated by reference into this Agreement in its entirety, and in the event of any conflict between the provisions of this Agreement and those of the Stock Incentive Plan, the Stock Incentive Plan provisions shall govern.

               5.13 This Agreement will be binding upon and inure to the benefit of Participant's heirs and representatives and the assigns and successors of the Company and may be assigned by the Company to any third party, but neither this Agreement nor any rights hereunder will be assignable or otherwise subject to hypothecation by Participant.

               5.14 Except as stated hereafter, this Agreement represents the entire agreement of the parties with respect to the subject matter hereof. The Agreement may be amended or terminated at any time by written agreement of the parties hereto.

               5.15 Whenever possible, each provision in this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement will be held to be prohibited by or invalid under applicable law, then (a) such provisions will be deemed amended to accomplish the objectives of the provisions as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement will remain in full force and effect.

               5.16 Any dispute or litigation arising out of or relating to this Agreement will be resolved in the courts of Allegheny County or the Western District of Pennsylvania and Participant hereby consents to jurisdiction in Pennsylvania.

               5.17 No rule of strict construction will be implied against the Company, or any other person in the interpretation of any of the terms of this Agreement or any rule or procedure established by the Board Committee.

               5.18 Participant agrees, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be required by the Company to implement the provisions and purposes of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                            FEDERATED INVESTORS, INC.

                                            By ___________________________

                                            ------------------------------
                                                          (Title)

                                            PARTICIPANT

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                                           EXHIBIT A

                           STOCK OPTION EXERCISE FORM

                            FEDERATED INVESTORS, INC.

                               BONUS STOCK OPTIONS

1.      OPTIONS EXERCISED

        INDICATE THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH YOU ARE EXERCISING BONUS STOCK OPTIONS AND THE TOTAL OPTION PRICE FOR THE SHARES:

        I hereby elect to exercise Bonus Stock Options to purchase __________ shares of Common Stock of Federated Investors, Inc. The total option price for the shares being purchased is $__________________. The Grant Date of Bonus Stock Option Agreement to which this exercise relates is:
        ____________________________.

2.      METHOD OF EXERCISE

        CHOOSE ONE OF THE METHODS OF EXERCISE LISTED BELOW:

        _____         CASH PAYMENT OF OPTION PRICE

                      I have enclosed a check in the amount of $_____________ in full or partial payment for the shares.

        _____         PAYMENT OF EXERCISE PRICE BY DELIVERY OF SHARES

                      I have enclosed stock certificate no(s). ___________, together with stock powers endorsed in blank, representing ____________ shares of Class B Common Stock of Federated Investors, Inc.. I acknowledge that the shares of Common Stock represented by this/these certificate(s) have been held by me for at least six months.

        _____         CASHLESS EXERCISE THROUGH BROKER

                      Name, address, telephone number and fax number of broker designated or approved for this purpose by Federated Investors, Inc.:

                      ------------------------------------------------------

                      ------------------------------------------------------

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3.      NAME, ADDRESS, TELEPHONE NUMBER AND SOCIAL SECURITY NUMBER

        PLEASE INDICATE YOUR NAME, ADDRESS, TELEPHONE NUMBER AND SOCIAL SECURITY NUMBER BELOW:

        Name:

                      PLEASE USE YOUR EXACT NAME, AS YOU WOULD LIKE IT TO APPEAR ON YOUR STOCK CERTIFICATES


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        Address:

                      YOUR STOCK CERTIFICATES WILL BE DELIVERED TO THIS ADDRESS UNLESS YOU INDICATE OTHERWISE.

        Telephone:

        SS #:

4.      FEDERAL INCOME TAX WITHHOLDING

        PLEASE INDICATE BELOW THE MANNER IN WHICH FEDERATED INVESTORS, INC. SHOULD SATISFY THE TAX WITHHOLDING OBLIGATION APPLICABLE TO THE EXERCISE OF YOUR
OPTIONS:

        _____         CASH PAYMENT OF FEDERAL WITHHOLDING TAXES

                      I have enclosed $_____________ as payment in full for the federal income taxes required to be withheld by Federated Investors, Inc. with respect to this option exercise.

        _____         WITHHOLDING OF SHARES

                      Please withhold __________ shares of Class B Common Stock from the number of shares otherwise issuable to me as a result of the option exercise.

5.      SIGNATURE

        I hereby elect to exercise my stock options in accordance with the terms and provisions of this Stock Option Exercise Form.

        ____________________________________

        SIGNATURE                                                 DATE

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        PRINT NAME

     If you have any questions about the exercise of your stock options or the use of this form, please contact Joseph M. Huber, Senior Corporate Counsel at
(412) 288-1229.